UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 26, 2005

                            THE GOLDFIELD CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                1-7525 88-0031580
                    (Commission File Number) (I.R.S. Employer
                               Identification No.)

              1684 W. Hibiscus Boulevard, Melbourne, Florida 32901
              ---------------------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)

                 (321) 724-1700 (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                Table of Contents

Item 1.01 - Entry Into a Material Definitive Agreement
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 - Financial Statements and Exhibits
Signature
Exhibit Index

Item 1.01 - Entry Into a Material Definitive Agreement.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 26, 2005, The Goldfield Corporation ("Goldfield" or the "Company"), the Company's wholly owned subsidiaries, Southeast Power Corporation ("Southeast Power"), Bayswater Development Corporation ("Bayswater"), Pineapple House of Brevard, Inc. ("Pineapple House") and Oak Park of Brevard, Inc. ("Oak Park") and Branch Banking and Trust Company (the "Bank"), entered into three loan agreements and a series of related ancillary agreements. The three loan agreements are as follows:

(i) a Loan Agreement pursuant to which the Bank agreed to make a certain revolving line of credit loan available to the Company up to the maximum principal amount of $1.0 million (the "Working Capital Loan"), subject to the terms and conditions set forth therein (the "Working Capital Loan Agreement"). The proceeds of the Working Capital Loan will be used by the Company for working capital, capital expenditures and general corporate purposes;

(ii) a Loan Agreement pursuant to which the Bank agreed to make a certain revolving line of credit loan available to Southeast Power up to the maximum principal amount of $2.0 million (the "Equipment Loan"), subject to the terms and conditions set forth therein (the "Equipment Loan Agreement"). This line of credit replaced a credit facility with Wachovia Bank, N.A. ("Wachovia") in the maximum principal amount of $2.6 million, under which the Company was permitted to borrow funds during the draw period of January 30, 2004 through September 30, 2004. The proceeds of the Equipment Loan will be used by the Company to refinance the existing balance of the Wachovia credit facility. Future draws are at the request of the Company and the discretion of the Bank.

(iii) a Loan Agreement pursuant to which the Bank agreed to make a certain revolving line of credit loan available to the Company up to the maximum principal amount of $6.0 million (the "Real Estate Loan," and, together with the Working Capital Loan and the Equipment Loan, the "Loans"), subject to the terms and conditions set forth therein (the "Real Estate Loan Agreement," and, together with the Working Capital Loan Agreement and the Equipment Loan Agreement, the "Loan Agreements"). This line of credit replaced a revolving line of credit with Wachovia Bank, N.A. in the maximum principal amount of $6.0 million that was scheduled to expire May 15, 2006. The proceeds of the Real Estate Loan will be used by the Company for financing the costs of certain qualified real estate projects in Florida.

Each of the Company, Southeast Power, Bayswater, Pineapple House and Oak Park, other than the entity that entered into the applicable Loan Agreement as borrower, has agreed to guarantee the borrower's obligations under each of the Loan Agreements, and is hereinafter referred to as a "Guarantor."

The Working Capital and Real Estate Loans will mature, and all amounts due under the Working Capital Loan Agreement and the Real Estate Loan Agreement (the "Company Loan Agreements") and the related Revolving Credit Promissory Notes to the Bank pursuant to each of the Company Loan Agreements of even date therewith (the "Company Notes"), will be due and payable in full on August 26, 2006, unless extended by the Bank at its discretion. Until maturity, the Company must make monthly payments of interest to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Company Notes and the Company Loan Agreements. Advances under each of the Company Loan Agreements will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Company Notes) plus 1.800%, which will be adjusted monthly.

The Equipment Loan will mature, and all amounts due under the related Equipment Loan Agreement and the related Revolving Credit Promissory Note to the Bank pursuant to the Equipment Loan Agreement of even date therewith (the "Equipment Note"), will be due and payable in full on August 26, 2008. Until maturity, Southeast Power must make monthly payments of $72,222 plus interest to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Equipment Note and the Equipment Loan Agreement. Advances under the Equipment Loan Agreement will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Equipment Note) plus 1.800%, which will be adjusted monthly.

Among other covenants and agreements customary for credit facilities of this type that are set forth in the Loan Agreements, until payment in full of all obligations owing thereunder, the Company must maintain the following financial ratios or measures determined or computed in accordance with generally accepted accounting principles with respect to the Company on a consolidated basis: (a) a minimum Tangible Net Worth (as defined below) of not less than $14,500,000 as of the date of the Loan Agreements and throughout the terms of the Loans, (b) borrowings outside of those from the Bank other than accounts payable and other obligations incurred during the normal course of business must not exceed in the aggregate the sum of $500,000.00, excluding purchase card debt, within a fiscal year without the prior written consent of the Bank; and (c) a maximum debt to Tangible Net Worth Ratio, to be calculated by dividing total liabilities on the consolidated balance sheet of the Company by the Tangible Net Worth, of 2.0:1. "Tangible Net Worth" is defined in the Loan Agreements as net worth, minus goodwill and assets representing claims on stockholders or affiliated entities. In addition, the Company, Southeast Power, Bayswater, Pineapple House, Oak Park and each of their respective subsidiaries agree to maintain their primary deposit relationship with the Bank.

At the Bank's option, the Company's obligations to the Bank with respect to each of the Loans may be cross-defaulted with all loans, contracts or agreements of the Company, Southeast Power, Bayswater, Pineapple House, Oak Park or any of their respective subsidiaries or affiliates owed to the Bank or its affiliates.

The payment of principal and premium, if any, and interest on each of the Company Notes and the Equipment Note, and performance of any and all other obligations of the Company under each of the Loan Agreements and related agreements ("Loan Documents") with the Bank, is irrevocably and unconditionally guaranteed on a joint and several basis by each of the Guarantors pursuant to and subject to the terms and conditions of each certain Guaranty dated August 26, 2005 by each of the Guarantors to the Bank (collectively, the "Guaranty Agreements").

The obligations of Southeast Power and the Guarantors pursuant to the Equipment Loan Agreement and related Loan Documents is secured by a perfected security interest in that certain equipment referenced in the Security Agreement between Southeast Power and the Bank dated August 29, 2005. As security for the Real Estate Loan, the Company and the subsidiary of Company and/or Guarantor which has legal title to the real property to be developed as a qualified real estate project under the Real Estate Loan Agreement has agreed to execute and deliver to the Bank an Agreement Not to Encumber or Transfer Property, in form satisfactory to the Bank.

The foregoing description of the Loan Documents does not purport to summarize all of the provisions of the Loan Documents and is qualified in its entirety by reference to the Loan Documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4, Exhibit 10-5, Exhibit 10-6, Exhibit 10-7 and Exhibit 10-8 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.


     (c) Exhibits.

Number             Description

  Exhibit 10-1     Loan Agreement, dated August 26, 2005, among The
                   Goldfield Corporation, Southeast Power Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $1.0 million

  Exhibit 10-2     Loan Agreement, dated August 26, 2005, among Southeast
                   Power Corporation, The Goldfield Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $2.0 million

  Exhibit 10-3 Loan Agreement, dated August 26, 2005, among The Goldfield Corporation, Southeast Power Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $6.0 million

  Exhibit 10-4 Revolving Line of Credit Promissory Note of The Goldfield Corporation Relating to Loans of up to $1.0 million

  Exhibit 10-5 Revolving Line of Credit Promissory Note of Southeast Power Corporation Relating to Loans of up to $2.0 million

  Exhibit 10-6 Revolving Line of Credit Promissory Note of The Goldfield Corporation Relating to Loans of up to $6.0 million

  Exhibit 10-7     Form of Guaranty

  Exhibit 10-8 Security Agreement, dated August 26, 2005, between Southeast Power Corporation and Branch Banking and Trust Company

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE GOLDFIELD CORPORATION



                        By: /s/ Stephen R. Wherry
                            -----------------------------
                        Name:  Stephen R. Wherry
                        Title: Vice President, Chief Financial
                        Officer (Principal Financial Officer),
                        Treasurer, Assistant Secretary and
                        Principal Accounting Officer



Dated:  September 1, 2005

                                  Exhibit Index


Number             Description

  Exhibit 10-1     Loan Agreement, dated August 26, 2005, among The
                   Goldfield Corporation, Southeast Power Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $1.0 million

  Exhibit 10-2     Loan Agreement, dated August 26, 2005, among Southeast
                   Power Corporation, The Goldfield Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $2.0 million

  Exhibit 10-3     Loan Agreement, dated August 26, 2005, among The
                   Goldfield Corporation, Southeast Power Corporation, Bayswater Development Corporation, Pineapple House of Brevard, Inc. and Oak Park of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $6.0 million

  Exhibit 10-4 Revolving Line of Credit Promissory Note of The Goldfield Corporation Relating to Loans of up to $1.0 million

  Exhibit 10-5 Revolving Line of Credit Promissory Note of Southeast Power Corporation Relating to Loans of up to $2.0 million

  Exhibit 10-6 Revolving Line of Credit Promissory Note of The Goldfield Corporation Relating to Loans of up to $6.0 million

  Exhibit 10-7     Form of Guaranty

  Exhibit 10-6 Security Agreement, dated August 26, 2005, between Southeast Power Corporation and Branch Banking and Trust Company